AT&T Universal           AT&T
Funding Corporation      Universal Card
Credit Card Asset        Master Trust        Monthly Report           31-May-97
Backed Securities        Series 1995-1       Distribution Date        17-Jun-97
--------------------------------------------------------------------------------

Monthly Trust Activity                                         Class A             Class B                 CIA Investor
----------------------
Beginning Principal  Receivables Balance
Special Funding Account Balance
Beginning Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount                       870,000,000.00       60,000,000.00            70,000,000.00
Floating Allocation Percentage                                  87.0000000%          6.0000000%               7.0000000%
Principal Allocation Percentage                                 87.0000000%          6.0000000%               7.0000000%
Finance Charge Collections                                    5,852,082.45          403,591.89               470,857.21
Total Yield
Trust Portfolio Yield
Principal Collections                                        79,050,189.02        5,451,737.17             6,360,360.04
Discount Percentage
Discount Option Receivable Collections                                0.00                0.00                     0.00
Monthly Payment Rate
Defaults                                                      1,820,643.62          125,561.63               146,488.57
Monthly Default Rate
Net Monthly Default Rate
Recoveries                                                            0.00                0.00                     0.00
Adjustments
New Receivables
Ending Principal Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                                     0.00                     0.00
Charged-Off Principal                                                 0.00                0.00               146,488.57
Reimbursed Principal                                                  0.00                0.00                     0.00
Ending Invested/Transferor Amounts                          870,000,000.00       60,000,000.00            69,853,511.43
------------------------------------------------------------------------------------------------------------------------

Monthly Trust Activity                                    Investor                Transferor                 Series
----------------------                                    Interest                 Interest               Allocations
Beginning Principal  Receivables Balance
Special Funding Account Balance
Beginning Total Principal Balance

Series Allocation Percentage                                                                                        13.33%
Beginning Invested /Transferor Amount                  1,000,000,000.00          214,615,047.73          1,214,615,047.73
Floating Allocation Percentage                               82.3306118%             17.6693882%              100.0000000%
Principal Allocation Percentage                              82.3306118%             17.6693882%              100.0000000%
Finance Charge Collections                                 6,726,531.55            1,443,614.89              8,170,146.44
Total Yield
Trust Portfolio Yield
Principal Collections                                     90,862,286.23           19,500,413.90            110,362,700.13
Discount Percentage
Discount Option Receivable Collections                             0.00                    0.00                      0.00
Monthly Payment Rate
Defaults                                                   2,092,693.82              449,123.58              2,541,817.40
Monthly Default Rate
Net Monthly Default Rate
Recoveries                                                         0.00                    0.00                      0.00
Adjustments
New Receivables
Ending Principal Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                       999,853,511.43          210,067,464.13          1,209,920,975.56
---------------------------------------------------------------------------------------------------------------------------

Monthly Trust Activity                                          Trust
----------------------                                         Totals
Beginning Principal  Receivables Balance                  9,109,612,858.00
Special Funding Account Balance                                       0.00
Beginning Total Principal Balance                         9,109,612,858.00

Series Allocation Percentage
Beginning Invested /Transferor Amount
Floating Allocation Percentage
Principal Allocation Percentage
Finance Charge Collections                                   61,276,098.29
Total Yield                                                           8.07%
Trust Portfolio Yield                                                 5.56%
Principal Collections                                       827,720,250.97
Discount Percentage                                                   0.00%
Discount Option Receivable Collections                                0.00
Monthly Payment Rate                                                  9.09%
Defaults                                                     19,063,630.53
Monthly Default Rate                                                  2.51%
Net Monthly Default Rate                                              2.51%
Recoveries                                                            0.00
Adjustments                                                 (16,989,137.12)
New Receivables                                             794,589,203.07
Ending Principal Receivables Balance                      9,074,407,316.69
Minimum Series Required Balance                           1,069,843,257.23
Special Funding Account Balance                                       0.00
Ending Total Principal Balance                            9,074,407,316.69

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                        9,074,407,316.69
---------------------------------------------------------------------------

Group I Information                                       Series 1995-1       Series 1995-3          Series 1996-1
-------------------
Invested Amount                                           1,000,000,000.00      750,000,000.00         1,000,000,000.00
Average Rate                                                       5.90635%            6.04788%                 5.99163%
Investor Finance Charge Collections                           6,726,531.55        5,044,898.66             6,726,531.55
Investor Principal Collections                               90,862,286.23       68,146,714.67            90,862,286.23
Investor Default Amount Due                                   2,092,693.82        1,569,520.36             2,092,693.82
Investor Monthly Interest Due                                 4,755,879.17        3,652,112.46             4,824,170.78
Investor Monthly Fees Due                                     1,666,666.67        1,250,000.00             1,666,666.67
Investor Additional Amounts Due                                       0.00                0.00                     0.00
------------------------------------------------------------------------------------------------------------------------

Group I Information                                     Series 1996-2            Series 1996-3            Series 1997-1
-------------------
Invested Amount                                        1,000,000,000.00        1,000,000,000.00          1,000,000,000.00
Average Rate                                                    5.94438%                5.70825%                  5.93415%
Investor Finance Charge Collections                        6,726,531.55            6,726,531.55              6,726,531.55
Investor Principal Collections                            90,862,286.23           90,862,286.23             90,862,286.23
Investor Default Amount Due                                2,092,693.82            2,092,693.82              2,092,693.82
Investor Monthly Interest Due                              4,786,913.84            4,595,291.67              5,602,350.00
Investor Monthly Fees Due                                  1,666,666.67            1,666,666.67                913,978.00
Investor Additional Amounts Due                                    0.00                    0.00                      0.00
---------------------------------------------------------------------------------------------------------------------------

Group I Information                                         Group Total
-------------------
Invested Amount                                           5,750,000,000.00
Average Rate                                                       5.91664%
Investor Finance Charge Collections                          38,677,556.41
Investor Principal Collections                              522,458,145.84
Investor Default Amount Due                                  12,032,989.46
Investor Monthly Interest Due                                28,216,717.92
Investor Monthly Fees Due                                     8,830,644.67
Investor Additional Amounts Due                                       0.00
---------------------------------------------------------------------------
Monthly Funding Requirements
----------------------------
Investor Coupon
Investor Monthly Interest Due
Investor Outstanding Interest Due
Investor Additional Interest Due
Investor Total Interest Due
Investor  Default Amount Due
Investor Monthly Fees Due
Investor Additional Amounts Due
Total Due
---------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections
Interest/Principal/Spread Investment Proceeds
Series Adjusted Portfolio Yield
Base Rate
---------------------------------------------------------------------------

Monthly Funding Requirements                                    Class A              Class B               CIA Investor
----------------------------
Investor Coupon                                                    5.89250%            6.01250%                 5.95179%
Investor Monthly Interest Due                                 4,129,660.42          290,604.17               335,614.58
Investor Outstanding Interest Due                                     0.00                0.00                     0.00
Investor Additional Interest Due                                      0.00                0.00                     0.00
                                                                      ----                ----                     ----
Investor Total Interest Due                                   4,129,660.42          290,604.17               335,614.58
Investor  Default Amount Due                                  1,820,643.62          125,561.63               146,488.57
Investor Monthly Fees Due                                     1,450,000.00          100,000.00               116,666.67
Investor Additional Amounts Due                                       0.00                0.00                     0.00
                                                                      ----                ----                     ----
Total Due                                                     7,400,304.04          516,165.80               598,769.82
------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections
Interest/Principal/Spread Investment Proceeds
Series Adjusted Portfolio Yield
Base Rate
------------------------------------------------------------------------------------------------------------------------

Monthly Funding Requirements                             Total
----------------------------
Investor Coupon
Investor Monthly Interest Due                              4,755,879.17
Investor Outstanding Interest Due                                  0.00
Investor Additional Interest Due                                   0.00
                                                                   ----
Investor Total Interest Due                                4,755,879.17
Investor  Default Amount Due                               2,092,693.82
Investor Monthly Fees Due                                  1,666,666.67
Investor Additional Amounts Due                                    0.00
                                                                   ----
Total Due                                                  8,515,239.65
---------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections            6,848,572.99
Interest/Principal/Spread Investment Proceeds                 86,611.97
Series Adjusted Portfolio Yield                                    5.81%
Base Rate                                                          7.71%
---------------------------------------------------------------------------------------------------------------------------

Application of Collections                                         Class A             Class B             CIA Investor
--------------------------
Available Funds                                                     6,044,870.47          410,914.38               479,400.11
Monthly Interest Paid                                               4,129,660.42          290,604.17                     0.00
Investor Default Amount Paid                                        1,820,643.62                0.00                     0.00
Excess Spread                                                          94,566.43          120,310.21               479,400.11
----------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                                                  0.00                0.00
Investor Default Amount Shortfall                                           0.00          125,561.63
Required Amount                                                             0.00          125,561.63
----------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                                       0.00                0.00               335,614.58
Investor Default Paid                                                       0.00          125,561.63                     0.00
Investor Additional Amounts Paid                                            0.00                0.00                     0.00
Servicing Fee Paid
Excess Finance Charge Collections
----------------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                                           0.00                     0.00
Monthly Interest Paid                                                       0.00                0.00
Investor Default Paid                                                       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                                                0.00                0.00                     0.00
Principal Charge-Offs                                                       0.00                0.00               146,488.57
----------------------------------------------------------------------------------------------------------------------------------
Principal Funding
-----------------
Controlled Accumulation Amount
Principal Funding Account Deposit
Principal Funding Account Balance
----------------------------------------------------------------------------------------------------------------------------------

Certificates                                                       Class A             Class B             CIA Investor
------------
Beginning Certificates Balance                                    870,000,000.00       60,000,000.00            70,000,000.00
Interest Distribution                                                       0.00                0.00               335,614.58
Principal Distribution                                                      0.00                0.00                     0.00
Total Distribution                                                          0.00                0.00               335,614.58
Ending Certificate Balance                                        870,000,000.00       60,000,000.00            70,000,000.00
Pool Factor                                                           100.000000%         100.000000%              100.000000%
Total Distribution Per 1,000 Certificate                                  0.0000              0.0000                   4.7945
Interest Distribution Per 1,000 Certificate                               0.0000              0.0000                   4.7945
Principal Distribution Per 1,000 Certificate                              0.0000              0.0000                   0.0000

1st   Collection Account Deposit                                    4,129,660.42          290,604.17
2nd Collection Accounts Deposit                                             0.00                0.00
3rd Collection Accounts Deposit                                             0.00                0.00
Quarterly Interest Distribution                                     4,129,660.42          290,604.17





Application of Collections                                           Total
--------------------------
Available Funds                                                        6,935,184.96
Monthly Interest Paid                                                  4,420,264.58
Investor Default Amount Paid                                           1,820,643.62
Excess Spread                                                            694,276.75
------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                                                     0.00
Investor Default Amount Shortfall                                        125,561.63
Required Amount                                                          125,561.63
------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                                    335,614.58
Investor Default Paid                                                    125,561.63
Investor Additional Amounts Paid                                               0.00
Servicing Fee Paid                                                       233,100.54
Excess Finance Charge Collections                                              0.00
------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                          0.00
Monthly Interest Paid
Investor Default Paid                                                          0.00
------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest
Principal Charge-Offs
------------------------------------------------------------------------------------------------------------
Principal Funding
-----------------
Controlled Accumulation Amount                                                 0.00
Principal Funding Account Deposit                                              0.00
Principal Funding Account Balance                                              0.00
------------------------------------------------------------------------------------------------------------

Certificates                                                         Total
------------
Beginning Certificates Balance                                     1,000,000,000.00
Interest Distribution                                                    335,614.58
Principal Distribution                                                         0.00
Total Distribution                                                       335,614.58
Ending Certificate Balance                                         1,000,000,000.00
Pool Factor
Total Distribution Per 1,000 Certificate
Interest Distribution Per 1,000 Certificate
Principal Distribution Per 1,000 Certificate

1st   Collection Account Deposit                                       4,420,264.58
2nd Collection Accounts Deposit                                                0.00
3rd Collection Accounts Deposit                                                0.00
Quarterly Interest Distribution                                        4,420,264.58


Delinquencies                                                    1-30                 31-60
-------------                                                    ----                 -----
Number of Accounts                                                 201,908              36,208
Balance of Accounts                                            449,159,751          92,397,088

30+Days Delinquency Rate                                                                2.8249%

Change in Account Owner Retained Interest                                              -0.0034%

Prior Month Account Owner Retained Interest Factor                                      0.3069%
Current Month Account Owner Retained Interest Factor                                    0.3035%




Delinquencies                                             61-90             91-120              120+                Total
-------------                                             -----             ------              ----                -----
Number of Accounts                                            18,433             12,689            18,405               287,643
Balance of Accounts                                       56,871,065         43,384,595        64,680,189        706,492,688.31

30+Days Delinquency Rate

Change in Account Owner Retained Interest                  (2,013.89)   CIA Investor Interest Reduced Margin

Prior Month Account Owner Retained Interest Factor
Current Month Account Owner Retained Interest Factor

                               MONTHLY STATEMENT

                        AT&T UNIVERSAL CARD MASTER TRUST
                                 SERIES 1995-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card
Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp.
("Funding"), as Transferor, and Bankers Trust Company, as trustee
(the 'Trustee'), as supplemented by the Series 1995-1 Supplement dated as of 08/01/95 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the AT&T
Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 06/17/97 with respect to the performance of the Trust during the month of 05/01/97 to 05/31/97 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1
Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing
Agreement and the Supplement.

A)          Information regarding distribution in
            respect of the Class A Certificates
            per $1,000 original certificate
            principal amount.

            (1)     The total amount of the
            distribution in respect of Class A
            Certificates, per $1,000 original
            certificate principal amount                                            $0.00000000
                                                                                    -----------
            (2)     The amount of the distribution
            set forth in paragraph 1 above in
            respect of interest on the Class A
            Certificates, per $1,000 original
            certificate principal amount                                            $0.00000000
                                                                                    -----------
            (3)     The amount of the distribution
            set forth in paragraph 1 above in
            respect of principal of the Class A
            Certificates, per $1,000 original
            certificate principal amount                                                  $0.00
                                                                                          -----

 B)          Class A Investor Charge Offs and
             Reimbursement of Charge Offs

             (1)     The amount of Class A Investor
             Charge Offs                                                                   $0.00
                                                                                           -----
             (2)     The amount of Class A Investors
             Charge Offs set forth in paragraph 1
             above, per $1,000 original certificate
             principal amount                                                              $0.00
                                                                                           -----
             (3)     The total amount reimbursed in
             respect of Class A Investor Charge
             Offs                                                                          $0.00
                                                                                           -----
             (4)     The amount set forth in paragraph
             3 above, per $1,000 original
             certificate principal amount                                                  $0.00
                                                                                           -----
             (5)     The amount, if any, by which the
             outstanding principal balance of the
             Class A Certificates exceeds the Class
             A Invested Amount after giving effect
             to all transactions on such
             Distribution Date                                                             $0.00
                                                                                           -----
 C)          Information regarding distributions in
             respect of the Class B Certificates,
             per $1,000 original certificate
             principal amount

             (1)     The total amount of the
             distribution in respect of Class B
             Certificates, per $1,000 original
             certificate principal amount                                             0.00000000
                                                                                      ----------
             (2)     The amount of the distribution
             set forth in paragraph 1 above in
             respect of interest on the Class B
             Certificates, per $1,000 original
             certificate principal amount                                             0.00000000
                                                                                      ----------
             (3)     The amount of the distribution
             set forth in paragraph 1 above in
             respect of principal of the Class B
             Certificates, per $1,000 original
             certificate principal amount                                                  $0.00
                                                                                           -----
 D)          Amount of reductions in Class B
             Invested Amount pursuant to clauses
             (c), (d), and (e) of the definition of
             Class B Invested Amount

             (1)     The amount of reductions in Class
             B Invested Amount pursuant to clauses
             (c), (d), and (e) of the definition of
             Class B Invested Amount                                                       $0.00
                                                                                           -----

             (2)     The amount of reductions in
             the Class B Invested Amount set forth
             in paragraph 1 above, per $1,000
             original certificate principal amount                                         $0.00
                                                                                           -----
             (3)     The total amount reimbursed in
             respect of such reductions in the
             Class B Invested Amount                                                       $0.00
                                                                                           -----
             (4)     The amount set forth in paragraph
             3 above, per $1,000 original
             certificate principal amount                                                  $0.00
                                                                                           -----
             (5)     The amount, if any, by which the
             outstanding principal balance of the
             Class B Certificates exceeds the Class
             B Invested Amount after giving effect
             to all transactions on such
             Distribution Date                                                             $0.00
                                                                                           -----
E)           Information regarding certain
             distributions to the Collateral
             Interest Holder

             (1)     The amount distributed to the
             Collateral Interest Holder in respect
             of interest on the Collateral Invested
             Amount                                                                  $335,614.58
                                                                                     -----------
             (2)     The amount distributed to the
             Collateral Interest Holder in respect
             of principal on the Collateral
             Invested Amount                                                               $0.00
                                                                                           -----
 F)          Amount of reductions in Collateral
             Invested Amount pursuant to clauses
             (c), (d), and (e) of the definition of
             Collateral Invested Amount

             (1)     The amount of reductions in the
             Collateral Invested Amount pursuant to
             clauses (c), (d), and (e) of the
             definition of Collateral Invested
             Amount                                                                  $146,488.57
                                                                                     -----------
             (2)     The total amount reimbursed in
             respect of such reductions in the
             Collateral Invested Amount                                                    $0.00
                                                                                           -----

                     AT&T UNIVERSAL CARD SERVICES CORP.,
                        Servicer

                     By __/s/Tom Donahue__
                     Name:   Tom Donahue
                     Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                            $9,109,612,858.00
                                                                                         -----------------
Beginning of the Month Finance Charge Receivables:                                          $89,667,587.81
                                                                                            --------------
Beginning of the Month Discounted Receivables:                                                       $0.00
                                                                                                     -----
Beginning of the Month Premium Receivables:                                                          $0.00
                                                                                                     -----
Beginning of the Month Total Receivables:                                                $9,199,280,445.82
                                                                                         -----------------

Removed Principal Receivables:                                                                       $0.00
                                                                                                     -----
Removed Finance Charge Receivables:                                                                  $0.00
                                                                                                     -----
Removed Total Receivables:                                                                           $0.00
                                                                                                     -----

Additional Principal Receivables:                                                                    $0.00
                                                                                                     -----
Additional Finance Charge Receivables:                                                               $0.00
                                                                                                     -----
Additional Total Receivables:                                                                        $0.00
                                                                                                     -----


Discounted Receivables Generated this Period:                                                        $0.00
                                                                                                     -----
Premium Receivables Generated this Period:                                                           $0.00
                                                                                                     -----
End of the Month Principal Receivables:                                                  $9,074,407,316.69
                                                                                         -----------------
End of the Month Finance Charge Receivables:                                                $90,682,615.45
                                                                                            --------------
End of the Month Discounted Receivables:                                                             $0.00
                                                                                                     -----
End of the Month Premium Receivables:                                                                $0.00
                                                                                                     -----
End of the Month Total Receivables:                                                      $9,165,089,932.14
                                                                                         -----------------

Special Funding Account Balance                                                                      $0.00
                                                                                                     -----
Aggregate Invested Amount (all Master Trust Series)                                      $7,500,000,000.00
                                                                                         -----------------

End of the Month Transferor Amount                                                         $210,067,464.13
                                                                                           ---------------

DELINQUENCIES AND LOSSES ---
                                                                                       RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                                    $92,397,087.93
                                                                                            --------------
   61-90 Days Delinquent                                                                    $56,871,064.84
                                                                                            --------------

   90+ Days Delinquent                                                                     $108,064,784.07
                                                                                           ---------------
   Total 30+ Days Delinquent                                                               $257,332,936.84
                                                                                           ---------------

Defaulted Accounts During the Month                                                         $19,063,630.53
                                                                                            --------------

INVESTED AMOUNTS ---

Class A Initial Invested Amount                                           $870,000,000
                                                                          ------------
Class B Initial Invested Amount                                            $60,000,000
                                                                           -----------
Collateral Initial Invested Amount                                         $70,000,000
                                                                           -----------
INITIAL INVESTED AMOUNT                                                                     $1,000,000,000
                                                                                            --------------
Class A Invested Amount                                                $870,000,000.00
                                                                       ---------------
Class B Invested Amount                                                 $60,000,000.00
                                                                        --------------
Collateral Invested Amount                                              $70,000,000.00
                                                                        --------------
INVESTED AMOUNT                                                                             $1,000,000,000
                                                                                            --------------

Class A Adjusted Invested Amount                                       $870,000,000.00
                                                                       ---------------
Class B Adjusted Invested Amount                                        $60,000,000.00
                                                                        --------------
Collateral Invested Amount                                              $70,000,000.00
                                                                        --------------
ADJUSTED INVESTED AMOUNT                                                                    $1,000,000,000
                                                                                            --------------

MONTHLY SERVICING FEE                                                                          $233,100.54
                                                                                               -----------

INVESTOR DEFAULT AMOUNT                                                                      $2,092,693.82
                                                                                             -------------

GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                                      5.93%
IN GROUP 1                                                                                            -----


GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                                                  $6,726,531.55
                                                                                             -------------
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                                                  $0.00
                                                                                                     -----
GROUP 1 INVESTOR DEFAULT AMOUNT                                                              $2,092,693.82
                                                                                             -------------
GROUP 1 INVESTOR MONTHLY FEES                                                                  $913,978.00
                                                                                               -----------
GROUP 1 INVESTOR MONTHLY INTEREST                                                            $5,602,350.00
                                                                                             -------------

SERIES 1995-1 INFORMATION
SERIES 1995-1 ALLOCATION PERCENTAGE                                                                  13.33%
                                                                                                     ------
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                                                       $8,170,146.44
COLLECTIONS                                                                                  -------------
SERIES 1995-1 ADDITIONAL AMOUNTS                                                                     $0.00
                                                                                                     -----
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                                                     $2,541,817.40
                                                                                             -------------
SERIES 1995-1 MONTHLY FEES                                                                   $1,666,666.67
                                                                                             -------------
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS                                              $110,362,700.13
                                                                                           ---------------
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                                                    $70,000,000.00
                                                                                            --------------
FLOATING ALLOCATION PERCENTAGE                                                                       82.33%
                                                                                                     ------

INVESTOR FINANCE CHARGE COLLECTIONS                                                          $6,726,531.55
                                                                                             -------------
INVESTOR DEFAULT AMOUNT                                                                      $2,092,693.82
                                                                                             -------------
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                              $6,848,572.99
                                                                                             -------------
PRINCIPAL ALLOCATIONS PERCENTAGE                                                                     82.33%
                                                                                                     ------
AVAILABLE PRINCIPAL COLLECTIONS                                                             $90,862,286.23
                                                                                            --------------

CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                                          87.00%

    Class A Floating Percentage of Reallocated                           $6,044,870.47
    Investor Finance Charge Collections                                  -------------
    Other Amounts                                                                $0.00
TOTAL CLASS A AVAILABLE FUNDS                                                    -----       $6,044,870.47
                                                                                             -------------
   Class A Monthly Interest                                              $4,129,660.42
                                                                         -------------
   Class A Servicing Fee (if applicable)                                         $0.00
                                                                                 -----
   Class A Investor Default Amount                                       $1,820,643.62
TOTAL CLASS A EXCESS SPREAD                                              -------------          $94,566.43
                                                                                                ----------
CLASS A REQUIRED AMOUNT                                                                              $0.00
                                                                                                     -----

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                                           6.00%
                                                                                                      -----
CLASS B AVAILABLE FUNDS                                                                        $410,914.38
                                                                                               -----------
   Class B Monthly Interest                                                $290,604.17
                                                                           -----------
   Class B Servicing Fee (if applicable)                                         $0.00
TOTAL CLASS B EXCESS SPREAD                                                      -----         $120,310.21
                                                                                               -----------
COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                                        7.00%
                                                                                                      -----
COLLATERAL AVAILABLE FUNDS                                                                     $479,400.11
                                                                                               -----------
   Collateral Interest Servicing Fee (if  applicable)                                                $0.00
                                                                                                     -----
TOTAL COLLATERAL EXCESS SPREAD                                                                 $479,400.11
                                                                                               -----------
EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                                            $694,276.75
                                                                                               -----------

Excess Spread Applied to Class A Required Amount                                                     $0.00
                                                                                                     -----
Excess Spread Applied to Class A Investor Charge                                                     $0.00
Offs                                                                                                 -----

Excess Spread Applied to Class B Required Amount                                               $125,561.63
                                                                                               -----------
Excess Spread Applied to Reductions of Class B                                                       $0.00
                                                                                                     -----
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral Monthly                                                    $335,614.58
Interest                                                                                       -----------
Excess Spread Applied to Unpaid Monthly                                                        $233,100.54
Servicing Fee                                                                                  -----------
Excess Spread Applied Collateral Default Amount                                                      $0.00
                                                                                                     -----
Excess Spread Applied to Reductions of                                                               $0.00
Collateral Invested Amount Pursuant to Clauses                                                       -----
(c), (d) and (e)

Excess Spread Applied to Reserve Account                                                             $0.00
                                                                                                     -----
Excess Spread Applied to Other Amounts Owed to                                                       $0.00
                                                                                                     -----
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                                                   $0.00
                                                                                                     -----

EXCESS FINANCE CHARGES COLLECTIONS

TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                                              $0.00
FOR ALL ALLOCATION SERIES                                                                            -----


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                                                    $0.00
ALLOCATED TO SERIES 1995-1                                                                           -----

Excess Finance Charge Collections Applied to                                                         $0.00
Class A Required Amount                                                                              -----
Excess Finance Charge Collections Applied to                                                         $0.00
Class A Investor Charge Offs                                                                         -----
Excess Finance Charge Collections Applied to                                                         $0.00
Class B Required Amount                                                                              -----
Excess Finance Charge Collections Applied to                                                         $0.00
Reductions of Class B Invested Amount Pursuant                                                       -----
to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                                         $0.00
Collateral Monthly Interest                                                                          -----
Excess Finance Charge Collections Applied to                                                         $0.00
Unpaid Monthly Servicing Fee                                                                         -----
Excess Finance Charge Collections Applied to                                                         $0.00
Collateral Default Amount                                                                            -----

Excess Finance Charge Collections Applied to                                                         $0.00
Reductions of Collateral Invested Amount                                                             -----
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                                         $0.00
Reserve Account                                                                                      -----
Excess Finance Charge Collections Applied to                                                         $0.00
Other Amounts Owed to Collateral Interest Holder                                                     -----

YIELD AND BASE RATE---

Base Rate (Current Month)                                                         7.71%
                                                                                  -----
Base Rate (Prior Month)                                                           7.99%
                                                                                  -----
Base Rate (Two Months Ago)                                                        7.79%
THREE MONTH AVERAGE BASE RATE                                                     -----               7.83%
                                                                                                      -----
Series Adj Portfolio Yield (Curr Month)  MAY: (22 posting days / 4 Mondays)       5.81%
                                                                                  -----
Series Adj Portfolio Yield (Prior Month) APR: (22 posting days / 4 Mondays)      11.04%
                                                                                 ------
Series Adj Port Yield (Two Months Ago)   MAR: (21 posting days / 5 Mondays)      12.07%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                    ------               9.64%
YIELD                                                                                                 -----

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                         87.00%
                                                                                                     ------
   Class A Principal Collections                                        $79,050,189.02
                                                                        --------------
CLASS B PRINCIPAL PERCENTAGE                                                                          6.00%

   Class B Principal Collections                                         $5,451,737.17
                                                                         -------------
COLLATERAL PRINCIPAL PERCENTAGE                                                                       7.00%
   Collateral Principal Collections                                      $6,360,360.04
                                                                         -------------

AVAILABLE PRINCIPAL COLLECTIONS                                         $90,862,286.23
                                                                        --------------
REALLOCATED PRINCIPAL COLLECTIONS                                                                    $0.00
                                                                                                     -----
SERIES 1995-1 PRINCIPAL SHORTFALL                                                                    $0.00
                                                                                                     -----
SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                    $0.00
PRINCIPAL SHARING SERIES                                                                             -----

ACCUMULATION ---

Controlled Accumulation Amount                                                   $0.00
                                                                                 -----
Deficit Controlled Accumulation Amount                                           $0.00
CONTROLLED DEPOSIT AMOUNT                                                        -----               $0.00
                                                                                                     -----
PRINCIPAL FUNDING ACCOUNT BALANCE                                                                    $0.00
                                                                                                     -----
SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                             $92,954,980.05
PRINCIPAL SHARING SERIES                                                                    --------------

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                         $0.00
                                                                                                     -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                   $0.00
BY PRINCIPAL PAYMENTS)                                                                               -----

REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                                $146,488.57
THAN BY PRINCIPAL PAYMENTS)                                                                    -----------

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                              $0.00
                                                                                                     -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                                          $0.00
REIMBURSED                                                                                           -----


PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                                       $0.00
REIMBURSED                                                                                           -----


                               AT&T UNIVERSAL CARD SERVICES CORP.,
                               as Servicer


                               By:  ___/s/Tom Donahue
                                    Name:  Tom Donahue
                                    Title:  Servicing Officer